UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                  April 18, 2005

MATRITECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12128	4-2985132
(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street
Newton, Massachusetts	02460
(Address of Principal Executive Offices)	(Zip Code)

(617) 928-0820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2005, the Registrant entered into a transaction (the “Private Placement”) and sold 670,272 shares of the Registrant’s Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”) and accompanying warrants to purchase an aggregate of 4,991,434 shares of Registrant’s common stock (the “Investor Warrants”) exercisable beginning on September 5, 2005 and expiring on March 4, 2010 at an exercise price of $1.47 per share. In connection with the Private Placement, the Registrant entered into a Registration Rights Agreement in which it agreed to file a registration statement with the Securities and Exchange Commission covering the resale from time to time of the shares of the common stock issuable upon conversion of the Series A Preferred Stock and the exercise of the Investor Warrants.

On April 18, 2005, certain of the investors in the Private Placement agreed to amend and restate their Registration Rights Agreements to delete potential liquidated damage penalties in the event that Registrant fails to maintain an effective Registration Statement for the resale of shares issuable upon exercise of their Investor Warrants. Additionally, the warrants held by these investors were modified to permit cashless exercise of such warrants at any time after they first become exercisable, on September 5, 2005, in the event that a Registration Statement covering resale of the shares issuable upon exercise of their Investor Warrants is not in effect at the time of exercise.

A copy of the Form of Amended Registration Rights Agreement is attached hereto as Exhibit 4.1 and a copy of the Form of replacement Investor Warrant is attached hereto as Exhibit 4.2. Each of the foregoing exhibits is incorporated herein by reference. The description of each of the foregoing documents contained in this Current Report on Form 8-K is qualified in its entirety by reference to such documents.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.	Description
4.1	Form of Amended Registration Rights Agreement dated April 18, 2005 between Matritech, Inc. and various Investors
4.2	Form of Warrant to Purchase Shares of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: April 20, 2005
By: /s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Amended Registration Rights Agreement dated April 18, 2005 between Matritech, Inc. and various Investors
4.2	Form of Warrant to Purchase Shares of Common Stock